                                                                    EXHIBIT 23.2



                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Interim Services Inc. on Form S-8 of our report dated February 4, 1999, appearing in the Annual Report on Form 10-K of Interim Services Inc. for the year ended December 25, 1998.



/s/ Deloitte & Touche LLP
Fort Lauderdale, Florida

August 3, 1999














                                      II-11